                                                                     EXHIBIT 4.1





================================================================================






                         VALASSIS COMMUNICATIONS, INC.
                                     ISSUER

                             THE BANK OF NEW YORK,
                                    TRUSTEE


                            ----------------------

                                   INDENTURE

                          DATED AS OF JANUARY 12, 1999

                            ----------------------


                          6 5/8% SENIOR NOTES DUE 2009





================================================================================

                               TABLE OF CONTENTS





                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


                                                                                                                Page


SECTION 101.      Definitions ...............................................................................    1

         "144A Global Note" .................................................................................    1

         "Act" ..............................................................................................    1

         "Additional Interest" ..............................................................................    2

         "Affiliate" ........................................................................................    2

         "Applicable Procedures" ............................................................................    2

         "Asset Sale" .......................................................................................    2

         "Attributable Debt" ................................................................................    2

         "Authenticating Agent" .............................................................................    2

         "Bankruptcy Code" ..................................................................................    2

         "Board of Directors" ...............................................................................    2

         "Board Resolution" .................................................................................    2

         "Business Day" .....................................................................................    3

         "Capital Lease Obligation" .........................................................................    3

         "Capital Stock" ....................................................................................    3

         "Cedel" ............................................................................................    3

         "Commission" .......................................................................................    3

         "Company" ..........................................................................................    3

         "Company Request" ..................................................................................    3

         "Consolidated Interest Expense" ....................................................................    3

         "Consolidated Net Income" ..........................................................................    3

         "Consolidated Tangible Assets" .....................................................................    4

         "Corporate Trust Office" ...........................................................................    4

         "Corporation" ......................................................................................    4

         "Covenant Defeasance" ..............................................................................    4

         "Custodian" ........................................................................................    4

         "Default" ..........................................................................................    4

         "Definitive Note" ..................................................................................    4

         "Depositary" .......................................................................................    4


                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                                Page


         "Dollar" ...........................................................................................    5

         "EBITDA" ...........................................................................................    5

         "Euroclear" ........................................................................................    5

         "Event of Default" .................................................................................    5

         "Exchange Act" .....................................................................................    5

         "Exchange Offer" ...................................................................................    5

         "Exchange Offer Registration Statement" ............................................................    5

         "Fair Market Value" ................................................................................    5

         "Funded Debt" ......................................................................................    5

         "Funded Debt to EBITDA Ratio" ......................................................................    5

         "GAAP" .............................................................................................    5

         "Global Notes" .....................................................................................    6

         "Global Note Legend" ...............................................................................    6

         "Guarantee" ........................................................................................    6

         "Hedging Obligations" ..............................................................................    6

         "Holder" ...........................................................................................    6

         "IAI Global Note" ..................................................................................    6

         "Indebtedness" .....................................................................................    6

         "Indenture" ........................................................................................    7

         "Indirect Participant" .............................................................................    7

         "Institutional Accredited Investor" ................................................................    7

         "Interest Payment Date" ............................................................................    7

         "Legal Defeasance" .................................................................................    7

         "Letter of Transmittal" ............................................................................    7

         "Lien" .............................................................................................    7

         "Maturity" .........................................................................................    7

         "Non-U.S. Person" ..................................................................................    7

         "Obligations" ......................................................................................    7

         "Officers' Certificate" ............................................................................    7

         "Opinion of Counsel" ...............................................................................    7


                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                                Page
         "Outstanding," .....................................................................................    7

         "Participant" ......................................................................................    8

         "Paying Agent" .....................................................................................    8

         "Place of Payment" .................................................................................    8

         "Permitted Liens" ..................................................................................    8

         "Person" ...........................................................................................    9

         "Private Placement Legend" .........................................................................    9

         "Property" .........................................................................................   10

         "QIB" ..............................................................................................   10

         "Redemption Date," .................................................................................   10

         "Redemption Payment" ...............................................................................   10

         "Redemption Price," ................................................................................   10

         "Registrar" ........................................................................................   10

         "Registration Rights Agreement" ....................................................................   10

         "Regular Record Date" ..............................................................................   10

         "Regulation S Global Note" .........................................................................   10

         "Responsible Officer," .............................................................................   10

         "Restricted Definitive Note" .......................................................................   10

         "Restricted Global Note" ...........................................................................   10

         "Rule 144" .........................................................................................   10

         "Rule 144A" ........................................................................................   11

         "Rule 903" .........................................................................................   11

         "Rule 904" .........................................................................................   11

         "Sale and Leaseback Transaction" ...................................................................   11

         "Securities Act" ...................................................................................   11

         "Security Register" ................................................................................   11

         "Stated Maturity," .................................................................................   11

         "Subsidiary" .......................................................................................   11

         "Trust Indenture Act" ..............................................................................   11

         "Trustee" ..........................................................................................   11


                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                               Page
         "U.S. Government Obligations" ......................................................................   11

         "Unrestricted Definitive Note" .....................................................................   11

         "Unrestricted Global Note" .........................................................................   11

SECTION 102.      Incorporation by Reference to Trust Indenture Act .........................................   12

SECTION 103.      Compliance Certificate and Opinions .......................................................   12

SECTION 104.      Form of Documents Delivered to Trustee ....................................................   13

SECTION 105.      Acts of Holders ...........................................................................   13

SECTION 106.      Notices, etc., to Trustee and Company .....................................................   14

SECTION 107.      Notice to Holders; Waiver .................................................................   14

SECTION 108.      Conflict with Trust Indenture Act .........................................................   15

SECTION 109.      Effect of Headings and Table of Contents ..................................................   15

SECTION 110.      Successors and Assigns ....................................................................   15

SECTION 111.      Severability Clause .......................................................................   15

SECTION 112.      Benefits of Indenture .....................................................................   15

SECTION 113.      GOVERNING LAW .............................................................................   15

SECTION 114.      Legal Holidays ............................................................................   15

                                               ARTICLE TWO

                                                THE NOTES

SECTION 201.      Forms and Dating ..........................................................................   16

SECTION 202.      Execution and Authentication ..............................................................   16

SECTION 203.      Regulation, Registration of Transfer and Exchange .........................................   17

SECTION 204.      Paying Agent to Hold Money in Trust .......................................................   17

SECTION 205.      Transfer and Exchange .....................................................................   18

SECTION 206.      Replacement Notes .........................................................................   30

SECTION 207.      Outstanding Notes .........................................................................   31

SECTION 208.      Treasury Notes ............................................................................   31

SECTION 209.      Temporary Notes ...........................................................................   31

SECTION 210.      Cancellation ..............................................................................   32

SECTION 211.      Defaulted Interest ........................................................................   32

SECTION 212.      CUSIP Numbers .............................................................................   32


                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                               Page

                                  ARTICLE THREE

                           SATISFACTION AND DISCHARGE

SECTION 301.      Satisfaction and Discharge ................................................................   32

SECTION 302.      Application of Trust Money ................................................................   33

SECTION 303.      Repayment of Trust Money ..................................................................   34

                                               ARTICLE FOUR

                                           REDEMPTION OF NOTES

SECTION 401.      Notice to Trustee .........................................................................   34

SECTION 402.      Notice of Redemption ......................................................................   34

SECTION 403.      Selection of Notes on Partial Redemption ..................................................   35

SECTION 404.      Deposit of Redemption Price ...............................................................   35

SECTION 405.      Notes Payable on Redemption Date ..........................................................   35

SECTION 406.      Notes Redeemed in Part ....................................................................   36

SECTION 407.      Optional Redemption .......................................................................   36

SECTION 408.      Mandatory Redemption ......................................................................   36

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.      Events of Default .........................................................................   36

SECTION 502.      Acceleration of Maturity; Rescission and Annulment ........................................   38

SECTION 503.      Collection of Indebtedness and Suits for Enforcement by Trustee ...........................   38

SECTION 504.      Trustee May File Proofs of Claim ..........................................................   39

SECTION 505.      Trustee May Enforce Claims without Possession of the Notes ................................   40

SECTION 506.      Application of Money Collected ............................................................   40

SECTION 507.      Limitation on Suits .......................................................................   40

SECTION 508.      Unconditional Right of Holders to Receive Principal, Premium and Interest .................   41

SECTION 509.      Restoration of Rights and Remedies ........................................................   41

SECTION 510.      Rights and Remedies Cumulative ............................................................   41

SECTION 511.      Delay or Omission Not Waiver ..............................................................   42

SECTION 512.      Control by Holders ........................................................................   42


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               Page

SECTION 513.      Waiver of Past Defaults ...................................................................   42

SECTION 514.      Undertaking for Costs .....................................................................   42

SECTION 515.      Waiver of Stay or Extension Laws ..........................................................   43

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      Certain Duties and Responsibilities .......................................................   43

SECTION 602.      Notice of Defaults ........................................................................   44

SECTION 603.      Certain Rights of Trustee .................................................................   44

SECTION 604.      Not Responsible for Recitals or Issuance of Notes .........................................   46

SECTION 605.      May Hold Notes ............................................................................   46

SECTION 606.      Money Held in Trust .......................................................................   46

SECTION 607.      Compensation and Reimbursement ............................................................   46

SECTION 608.      Disqualification; Conflicting Interests ...................................................   47

SECTION 609.      Corporate Trustee Required; Eligibility ...................................................   47

SECTION 610.      Resignation and Removal; Appointment of Successor .........................................   47

SECTION 611.      Acceptance of Appointment by Successor ....................................................   49

SECTION 612.      Merger, Conversion, Consolidation or Succession to Business ...............................   49

SECTION 613.      Preferential Collection of Claims Against Company .........................................   50

SECTION 614.      Appointment of Authenticating Agent .......................................................   50

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders .................................   52

SECTION 702.      Preservation of Information; Communications to Holders ....................................   52

SECTION 703.      Reports by the Trustee ....................................................................   52

SECTION 704.      Reports by the Company ....................................................................   53

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER

SECTION 801.      Company May Consolidate, etc., Only on Certain Terms ......................................   53

SECTION 802.      Successor corporation Substituted .........................................................   54

                                  ARTICLE NINE

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                               Page

                            SUPPLEMENTAL INDENTURES

SECTION 901.      Supplemental Indentures without Consent of Holders ........................................   54

SECTION 902.      Supplemental Indentures with Consent of Holders ...........................................   55

SECTION 903.      Execution of Supplemental Indentures ......................................................   55

SECTION 904.      Effect of Supplemental Indentures .........................................................   56

SECTION 905.      Conformity with Trust Indenture Act .......................................................   56

SECTION 906.      Reference in Notes to Supplemental Indentures .............................................   56

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.     Payment of Principal, Premium and Interest ................................................   56

SECTION 1002.     Maintenance of Office or Agency ...........................................................   56

SECTION 1003.     Money for Note Payments to Be Held in Trust ...............................................   57

SECTION 1004.     Corporate Existence .......................................................................   57

SECTION 1005.     Maintenance of Property ...................................................................   57

SECTION 1006.     Payment of Taxes and Other Claims .........................................................   58

SECTION 1007.     Limitation on Sale and Leaseback Transactions .............................................   58

SECTION 1008.     Limitation on Liens .......................................................................   58

SECTION 1009.     Limitation on Stock Redemptions and Stock Repurchases .....................................   59

SECTION 1010.     Certificate as to Default .................................................................   59

                                              ARTICLE ELEVEN

                                    DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1101.     Option to Effect Defeasance or Covenant Defeasance ........................................   60

SECTION 1102.     Defeasance and Discharge ..................................................................   60

SECTION 1103.     Covenant Defeasance .......................................................................   60

SECTION 1104.     Conditions to Defeasance or Covenant Defeasance ...........................................   61

SECTION 1105.     Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous
                  Provisions ................................................................................   62

SECTION 1106.     Repayment to Company ......................................................................   62

SECTION 1107.     Reinstatement .............................................................................   63

                                              ARTICLE TWELVE


                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                              Page
                             IMMUNITY OF SHAREHOLDERS, OFFICERS AND DIRECTORS

SECTION 1201.     Exemption from Individual Liability ......................................................   63


                  INDENTURE dated as of January 12, 1999 between VALASSIS COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company") having its principal office at 19975 Victor Parkway, Livonia, Michigan 48152, and THE BANK OF NEW YORK, a New York banking corporation (hereinafter called the "Trustee") having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of its 6 5/8% Senior Notes due 2009 (herein called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  The parties hereto, intending to be legally bound, agree that, in consideration of the acceptance and purchase of the Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal benefit of all the holders from time to time of the Notes, without preference, priority or distinction of any thereof over any other thereof by reason of priority in time of issuance or negotiation, or otherwise, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as defined below); and (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "144A Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend (as defined below) and the Private Placement Legend (as defined below) and deposited with or on behalf of, and registered in the name of, the Depositary (as defined below) or its nominee that will be issued, together with all other Global Notes, in a denomination equal to the outstanding principal amount of the Notes sold from time to time in reliance on Rule 144A (as defined below).

                  "Act" when used with respect to any Holder (as defined below) has the meaning specified in Section 105.

                  "Additional Interest" means all additional interest then owing pursuant to Section 6 of the Registration Rights Agreement (as defined below). All references in this Indenture to "interest" shall be deemed to include Additional Interest.

                  "Affiliate" of any specified Person (as defined below) means any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person, (ii) which beneficially owns or holds 10% or more of any class of the Voting Stock (as defined below) of such specified Person or (iii) of which 10% or more of the Voting Stock is beneficially owned or held by such specified Person or a subsidiary of such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note (as defined below), the rules and procedures of the Depositary, Euroclear (as defined below) and Cedel (as defined below) that apply to such transfer or exchange.

                  "Asset Sale" means, with respect to any Person, any sale, transfer or other disposition (including, without limitation, dispositions pursuant to any merger, consolidation or Sale and Leaseback Transaction (as defined below)) by such Person or any of its subsidiaries to any Person other than such Person or one of its subsidiaries in any single transaction or series of transactions of (i) any or all of the Capital Stock in any of the subsidiaries of such Person or (ii) any other Property (as defined below) of such Person or any other Property of its subsidiaries outside the ordinary course of business of such Person or such subsidiary.

                  "Attributable Debt" in respect of a Sale and Leaseback Transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended; such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

                  "Bankruptcy Code" means the Federal Bankruptcy Act or Title 11 of the United States Code or any similar Federal or state law for the relief of debtors.

                  "Board of Directors" means either the board of directors of the Company, or any duly authorized committee of such board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law, executive order or regulation to remain closed.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP.

                  "Capital Stock" in any Person means any and all shares, interests, participation's or other equivalents in the equity interest (however designated) in such Person and any rights, warrants or options to acquire an equity interest in such Person.

                  "Cedel" means Cedel Bank, SA, or its successor.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act (as defined below), or, if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act (as defined below), the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, its Chief Financial Officer, a Vice Chairman, a Vice President or its Treasurer.

                  "Consolidated Interest Expense" of any Person means, for any period, the aggregate interest expense of such Person and its subsidiaries for such period on a consolidated basis, determined in accordance with GAAP, plus, to the extent not included in such interest expense, and to the extent incurred by such Person and such subsidiaries, without duplication, (i) interest expense attributable to capital leases and the interest expense attributable to leases constituting part of a Sale and Leaseback Transaction, (ii) amortization of debt discount and debt issuance costs, (iii) capitalized interest, (iv) non-cash interest expenses, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financings, (vi) net costs associated with Hedging Obligations (including amortization of fees),
(vii) dividends payable on shares of preferred stock issued by such Person or its subsidiaries, other than shares of such preferred stock held by such Person or its subsidiaries, (viii) interest accruing on the Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by such Person or such subsidiaries, and (ix) cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any other Person in connection with Indebtedness incurred by such plan or trust.

                  "Consolidated Net Income" of any Person means, for any period, the aggregate net income (or net loss, as the case may be) of such Person and its subsidiaries for such period on a consolidated basis, determined in accordance with GAAP, provided that there shall be excluded therefrom (i) gains and losses from Asset Sales or reserves relating thereto, (ii) items classified as extraordinary or nonrecurring (other than the tax benefit of the utilization of net operating loss carryforwards) and gains from discontinued operations, (iii) except to the extent of the amount of dividends or distributions paid to such Person by any other Person during such period, the net income (or loss) of (a) such other Person other than a subsidiary of such Person and (b) any subsidiary of such Person to the extent that the payment of the net income of such other Person as a dividend or other distribution to such Person is restricted by contract or otherwise and (iv) except to the extent includable pursuant to clause (iii) hereof, the income (or loss) of any other Person accrued or attributable to any period prior to the date it becomes a subsidiary of such Person or is merged into or consolidated with such Person or any of such Person's subsidiaries or all or substantially all of such other Person's Property is acquired by such Person or any of its subsidiaries.

                  "Consolidated Tangible Assets" means, as of any date, the sum of the Property and assets of the Company and its Subsidiaries on a consolidated basis at such date, after eliminating intercompany items, after deducting from such total all Property and assets that would be classified as intangibles under GAAP (including, without limitation, goodwill, organizational expenses, trademarks, trade names, copyrights, patents, licenses and any rights in any thereof), all reserves and prepaid expenses, deferred charges or authorized debt discount and expense, each such item determining in accordance with the Company's most recently published consolidated balance sheet prepared in accordance with GAAP.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date of execution of this instrument, located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                  "Corporation" includes corporations, associations, companies, limited liability companies and business trusts.

                  "Covenant Defeasance" has the meaning specified in Section
1103.

                  "Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

                  "Default" means any event, act or condition that is, or with the passage of time or the giving of notice or both would be, an Event of Default (as defined below).

                  "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 205 hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                  "Depositary" means, with respect to any Notes issuable or issued in the form of one or more Global Notes, the Person designated as Depositary by the Company pursuant to Section 203 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder.

                  "Dollar" or "$" means such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

                  "EBITDA" for any period means the sum of Consolidated Net Income, plus Consolidated Interest Expense plus the following to the extent deducted in calculating such Consolidated Net Income: (i) all income tax expense of the Company and its consolidated Subsidiaries, (ii) depreciation expense of the Company and its consolidated Subsidiaries, (iii) amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period), and (iv) all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), in each case for such period.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                  "Fair Market Value" means, with respect to the total consideration received pursuant to any Asset Sale or any non-cash consideration received by any Person, the fair market value of such consideration as determined in good faith by the Board of Directors.

                  "Funded Debt" of any Person means, as at any date as of which any determination thereof is being or is to be made, any Indebtedness of such person that by its terms (i) will mature more than one year after the date it was issued, incurred, assumed or guaranteed by such Person, or (ii) will mature one year or less after the date it was issued, incurred, assumed or guaranteed by such Person which at such date of determination may be renewed or extended at the election or option of such Person so as to mature more than one year after such date of determination.

                  "Funded Debt to EBITDA Ratio" as of any date of determination means the ratio of (i) Funded Debt to (ii) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters prior to the date of determination for which internal financial statements are available; provided, however, that if the Company or any Subsidiary shall have made an acquisition of assets which constitutes all or substantially all of the assets of a business, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified

Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

                  "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A hereto issued in accordance with Section 201, 205(b)(iv), 205(d)(ii) or 205(f) hereof.

                  "Global Note Legend" means the legend set forth in Section 205(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

                  "Guarantee" means any direct or indirect obligation, contingent or otherwise, of a Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person in any manner.

                  "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

                  "Holder" means a Person in whose name a Note is registered in the Security Register.

                  "IAI Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to an Institutional Accredited Investor (as defined below).

                  "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of (i) borrowed money; (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof); (iii) banker's acceptances; (iv) representing Capital Lease Obligations; (v) the balance deferred and unpaid of the purchase price of any property under conditional sales or other similar agreements which provide for the deferral of the payment of the purchase price for a period in excess of one year following the date of such Person's receipt and acceptance of complete delivery of such property; and (vi) representing any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person.

                  The amount of any Indebtedness outstanding (other than Capital Lease Obligations) as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant (as defined below).

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (as defined below), who are not also QIBs (as defined below).

                  "Interest Payment Date" means the Stated Maturity (as defined below) of an installment of interest on the Notes.

                  "Legal Defeasance" has the meaning specified in Section 1102.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

                  "Maturity" means the date on which the principal of a Note or any installment thereof becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call or redemption or otherwise.

                  "Non-U.S. Person" means a Person who is not a U.S. Person.

                  "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee, which shall comply with
Section 103.

                  "Opinion of Counsel" means a written opinion of legal counsel, who may, at the Company's sole discretion, be an employee of or counsel to the Company.

                  "Outstanding," when used as of any particular time with reference to Notes, means all Notes outstanding in accordance with Section 207 hereof; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

                  "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

                  "Paying Agent" means any Person authorized by the Company (including the Company) to pay the principal of or interest or Additional Interest, if any, on any Notes on behalf of the Company.

                  "Place of Payment" means, when used with respect to the Notes the place or places where the principal, premium, if any, and interest on such Notes are payable as specified as contemplated by Article Two.

                  "Permitted Liens" means:

                  (1)      Liens in favor of the Company or any Subsidiary;

                  (2) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Subsidiary; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or any Subsidiary;

                  (3) Liens on property existing immediately prior to the time of acquisition thereof by the Company or any Subsidiary of the Company, provided that such Liens were in existence prior to the contemplation of such acquisition;

                  (4) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

                  (5) Liens arising out of judgements or awards against the Company or any Subsidiary with respect to which the Company or Subsidiary shall in good faith be prosecuting an appeal or proceedings for review or Liens incurred by the Company or any Subsidiary for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company or any Subsidiary is a party;

                  (6)      Liens to secure Capital Lease Obligations;

                  (7)      Liens existing on the date of the Indenture;

                  (8) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

                  (9) mechanics', materialmen's, carrier's, warehousemen's and similar Liens arising in the ordinary course of business and securing Obligations of the Company or any Subsidiary that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate legal proceedings diligently pursued; provided that in the case of any such contest
(i) any levy, execution or other enforcement of such Liens shall have been duly suspended; and (ii) such provision for the payment of such Liens has been made on the books of the Company or the Subsidiary as may be required by GAAP;

                  (10) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits and other forms of governmental insurance or similar benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued; provided that in the case of any such contest (i) any levy, execution or other enforcement of such Liens shall have been duly suspended; and
(ii) such provision for the payment of such Liens has been made on the books of the Company or the Subsidiary as may be required by GAAP;

                  (11) Liens in the nature of any minor imperfections of title, including, but not limited to, easements, covenants, rights-of-way or other similar restrictions, which, either individually or in the aggregate would not (i) materially adversely affect the present or future use of the property to which they relate, (ii) have a material adverse effect on the sale or lease of such property, or (iii) render title thereto unmarketable;

                  (12) any interest or title of a lessor under any lease of property to, or of any consignor of goods consigned to, or of any creditor of any consignee in goods consigned to such consignee by, the Company or any Subsidiary;

                  (13) Liens incurred in the ordinary course of business of the Company, other than in connection with Indebtedness for borrowed money;

                  (14) any Lien extending, renewing or replacing any Permitted Lien;

                  (15)     Liens securing only the Notes;

                  (16) Liens on assets of the Company's Subsidiaries to secure Obligations of such Subsidiaries to the Company; and

                  (17)     Liens attributable to Sale and Leaseback
Transactions.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

                  "Private Placement Legend" means the legend set forth in
Section 205(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person.
                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A (as defined below).

                   "Redemption Date," when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture and the terms of such Note.

                  "Redemption Payment" means any payments to repurchase or redeem shares of the Company's or a Subsidiary's Capital Stock.

                  "Redemption Price," when used with respect to any Note to be redeemed, means the price (exclusive of accrued interest) at which it is to be redeemed pursuant to this Indenture and the terms of such Note.

                  "Registrar" has the meaning specified in Section 203.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of January 12, 1999, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Notes of any series means the date specified for that purpose as contemplated by Section 301.

                  "Regulation S Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Regulation S (as defined below).

                  "Responsible Officer," when used with respect to the Trustee, means, within the corporate trust department of the Trustee, any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

                  "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

                  "Rule 144" means Rule 144 promulgated under the Securities
Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act.

                  "Rule 903" means Rule 903 promulgated under the Securities
Act.

                  "Rule 904" means Rule 904 promulgated under the Securities
Act.

                  "Sale and Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company of any Property now owned or hereafter acquired which has been or is to be sold or transferred by the Company to such Person with the intention of taking back a lease of such Property.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Register" has the meaning specified in Section 305.

                  "Stated Maturity" means the date specified in the Notes as the fixed date on which the principal of the Notes or such installment of interest is due and payable.

                  "Subsidiary" means a Person (other than an individual or a government or any agency or political subdivision thereof) more than 50% of the outstanding interest of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or which the Company, in accordance with GAAP, otherwise consolidates as a Subsidiary of the Company.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 905.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is such a successor Trustee.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                  "Unrestricted Global Note" means a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

                  SECTION 102. Incorporation by Reference to Trust Indenture
Act.

                  Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms incorporated by reference in this Indenture have the following meanings:

                  "Bankruptcy Act" means the Bankruptcy Code.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Holder of a Note.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "Obligor" on the Notes means the Company and any successor obligor on the Notes.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

                  SECTION 103. Compliance Certificate and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of the Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all of the conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate provided for in Section 1010) shall include:

                  (a) A statement that each individual signing such certificate or opinion has read such covenant or condition and the definition herein relating thereto;

                  (b) A brief statement as to the nature and scope of the examination or investigation upon which the statement or opinions contained in such certificate or opinions are based;

                  (c) A statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been compiled with; and

                  (d) A statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 104. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 105. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any manner which the Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  (e) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. If a record date is fixed, those persons who were Holders of Notes at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

                  SECTION 106. Notices, etc., to Trustee and Company.

                  Except as otherwise provided in Article Five, any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Trustee Administration, or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Secretary.

                  SECTION 107. Notice to Holders; Waiver.

                  Where this Indenture provides for the giving of notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such address as appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice by mail, then such a notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 108. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

                  SECTION 109. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

                  SECTION 110. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 111. Severability Clause.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 112. Benefits of Indenture.

                  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 113. GOVERNING LAW.

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  SECTION 114. Legal Holidays.

                  In any case where any Interest Payment Date, Stated Maturity or other payment date of the Notes shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest on or principal of (and premium, if any, on) the Notes need not be made on such payment date, but may be made on the next succeeding

Business Day with the same force and effect as if made on such payment date, and no interest shall accrue for the period from and after such payment date.

                                  ARTICLE TWO

                                    THE NOTES

                  SECTION 201. Forms and Dating.

                  (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

                  The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of Outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 205 hereof.

                  (c) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel shall be applicable to transfers of beneficial interests in Global Notes that are held by Participants through Euroclear or Cedel. SECTION 202. Execution and Authentication.

                  Any Officer shall sign the Notes for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

                  A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  The Trustee shall, upon a Company Order, authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 206 hereof.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an agent to deal with Holders or an Affiliate of the Company.

                  The Trustee shall have the right to decline to authenticate and deliver any Notes under this Section 202 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

                  SECTION 203. Regulation, Registration of Transfer and
                  Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for the Notes (the registers maintained in the Corporate Trust Office of the Trustee and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Notes, of transfers of Notes, for payment of Notes. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Registrar") for the purpose of registering the Notes and transfers of the Notes as herein provided.

                  The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Notes.

                  The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

                  SECTION 204. Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of (and premium, if any) or Additional Interest, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

                  SECTION 205. Transfer and Exchange.

                  (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 207 and 210 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 205 or Section 207 or 210 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this
Section 205(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 205(b), (c) or (f) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                      (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 205(b)(i).

                      (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 205(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either:

                      (A) (1) a written order from a Participant or an Indirect
                  Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
                  Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

                      (B) (1) a written order from a Participant or an Indirect
                  Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above.


                  Upon consummation of an Exchange Offer by the Company in accordance with Section 205(f) hereof, the requirements of this Section 205(b)(ii)(A) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 205(h) hereof.

                      (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of
              Section 205(b)(ii) above and the Registrar receives the following:

                      (A) if the transferee will take delivery in the form of a
                  beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                      (B) if the transferee will take delivery in the form of a
                  beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                      (C) if the transferee will take delivery in the form of a
                  beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of

                  Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                      (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 205(b)(ii) above and:

                      (A) such exchange or transfer is effected pursuant to the
                  Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) such transfer is effected pursuant to the Shelf
                  Registration (as defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement;

                      (C) such transfer is effected by a broker-dealer pursuant
                  to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D) the Registrar receives the following:

                           (1) if the holder of such beneficial interest in a
              Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                           (2) if the holder of such beneficial interest in a
              Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

              and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 202 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                      (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                      (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                      (B) if such beneficial interest is being transferred to a
                  QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                      (C) if such beneficial interest is being transferred to a
                  Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                      (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                      (E) if such beneficial interest is being transferred to an
                  Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                      (F) if such beneficial interest is being transferred to
                  the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                      (G) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 205(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive
         Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 205(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 205(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                      (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                      (A) such exchange or transfer is effected pursuant to the
                  Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                      (C) such transfer is effected by a broker-dealer pursuant
                  to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D) the Registrar receives the following:

                      (1) if the holder of such beneficial interest in a
              Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                      (2) if the holder of such beneficial interest in a
              Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement

              Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                      (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 205(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 205(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 205(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 205(c)(iii) shall not bear the Private Placement Legend.

                      (d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

                      (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                      (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                      (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                      (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                      (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                      (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item
         (3) thereof, if applicable;

                      (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                      (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof;

the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (C) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

         (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                      (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) such transfer is effected pursuant to the Shelf Registration in accordance with the Registration Rights Agreement;

                      (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D) the Registrar receives the following:

                      (1) if the Holder of such Definitive Notes proposes to
              exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                      (2) if the Holder of such Definitive Notes proposes to
              transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                      Upon satisfaction of the conditions of any of the subparagraphs in this Section 205(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                      (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                      If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with
Section 202 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

         (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 205(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 205(e).

                      (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                      (A) if the transfer will be made pursuant to Rule 144A
            under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                      (B) if the transfer will be made pursuant to Rule 903 or
            Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                      (C) if the transfer will be made pursuant to any other
            exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                      (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                      (A) such exchange or transfer is effected pursuant to the
            Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) any such transfer is effected pursuant to the Shelf
            Registration in accordance with the Registration Rights Agreement;

                      (C) any such transfer is effected by a broker-dealer
            pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D) the Registrar receives the following:

                      (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                      (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted

         Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                      (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

         (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 202, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer, and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

         (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

              (i)     Private Placement Legend.

              (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                      "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: REPRESENTS THAT
         (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER"

         (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")), AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                      IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS."

              (B) Notwithstanding the foregoing, any Global Note or Definitive
         Note issued pursuant to subparagraphs (b)(iv), (c)(ii), (c)(iii),
         (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 205 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

              (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                      "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (A) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 207 OF THE INDENTURE, (B) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 205(a) OF THE INDENTURE, (C) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 210 OF THE INDENTURE, AND (D) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 210 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction, and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

              (i) General Provisions Relating to Transfers and Exchanges.

              (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

              (ii) No service charge shall be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith, other than exchanges not involving a transfer.

              (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

              (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this

         Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

              (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Notes under Section 403 hereof and ending at the close of business on the day of such mailing, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

              (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any agent or the Company shall be affected by notice to the contrary.

              (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 202 hereof.

              (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 205 to effect a registration of transfer or exchange may be submitted by facsimile.

         Each Holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable United States Federal or state securities law.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 206. Replacement Notes.

         If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of a Company Order, shall authenticate a replacement Note if the Trustee's requirements are met. An indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the

Company, the Trustee, any agent and any Authenticating Agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

         Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

         SECTION 207. Outstanding Notes.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 208 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

         If a Note is replaced pursuant to Section 206 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

         If the principal amount of any Note is considered paid, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

         SECTION 208. Treasury Notes.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

         SECTION 209. Temporary Notes.

         Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of a Company Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

         Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

         SECTION 210. Cancellation.

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of and destroy canceled Notes in accordance with its customary practices (subject to the record retention requirement of the Exchange Act). The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

         SECTION 211. Defaulted Interest.

         If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

         SECTION 212. CUSIP Numbers.

         The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE THREE

                           SATISFACTION AND DISCHARGE

         SECTION 301. Satisfaction and Discharge.

                  This Indenture shall upon Company Request cease to be of further effect with respect to any Notes (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for) and the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such Notes when

         (a) either

                      (i) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 206, and
            (ii) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 1003), have been delivered to the Trustee for cancellation; or

                      (ii) all Notes not theretofore delivered to the Trustee for cancellation

                      (A) have become due and payable, or

                      (B) will become due and payable at their Stated Maturity
            within one year, or

                      (C) are to be called for redemption within one year under
            arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company in the case of (a)(i) or (a)(ii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount, in U.S. dollars or in U.S. Government Obligations, sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any), and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been satisfied.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 301, the obligations of the Trustee under Section 302 and the last paragraph of Section 1003 shall survive.

            SECTION 302. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 301 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee, but such money need not be segregated from other funds except to the extent required by law.

            SECTION 303. Repayment of Trust Money.

            The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

            The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Holders entitled to the money must look to the Company for payment as unsecured general creditors unless an abandoned property law designates another person.

                                  ARTICLE FOUR

                               REDEMPTION OF NOTES

            SECTION 401. Notice to Trustee.

            If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 407 hereof, such election to be set forth in a Board Resolution, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officer's Certificate setting forth
(i) the clause of this Indenture pursuant to which the redemption shall occur,
(ii) the redemption date, (iii) the principal amount of Notes to be redeemed, and (iv) the Redemption Price.

            SECTION 402. Notice of Redemption.

            If the Company shall elect to redeem the Notes in whole or in part as aforesaid, it shall fix a date for redemption and give notice of its election so to redeem by mailing written notice, postage prepaid, at least 30 days but not more than 60 days before the Redemption Date, to each Holder of Notes to be redeemed in whole or in part. Any notice which shall be mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall receive such notice. Failure to mail such notice, or any defect in the notice mailed, to the Holder of any Note designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

            Each notice of redemption shall state such election to redeem on the part of the Company, the Redemption Date, the place or places of payment for the Notes to be redeemed and the Redemption Price and shall state further that the Notes designated in such notice for redemption are required to be presented on or after such Redemption Date and at such place or places of payment and that interest to the Redemption Date on the Notes called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date. The notice shall also identify (including CUSIP number) (and, in the case of partial redemption, state the principal amounts of) the particular Notes that are to be redeemed. In case of partial redemption, the notice shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note of the same series in aggregate principal amount equal to the unredeemed portion thereof will be issued.

            Any notice of redemption of Notes at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            SECTION 403. Selection of Notes on Partial Redemption.

            If the Company shall at any time elect to redeem less than all the Outstanding Notes, the Trustee shall select the Notes to be redeemed on a pro rata basis, by lot or, in such manner as the Trustee shall deem appropriate and fair. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000, except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder even if not a multiple of $1,000, shall be redeemed. In the event of a partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Notes not previously called for redemption.

            The Trustee shall promptly notify the company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note that has been or is to be redeemed.

            SECTION 404. Deposit of Redemption Price.

            On or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes or portions thereof which are to be redeemed on that date.

            SECTION 405. Notes Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date specified in such notice, become due and payable at the applicable Redemption Price, together with interest accrued thereon to such Redemption Date, and from and after such Redemption Date (unless the Company shall default in the payment of such Redemption Price or any such accrued interest), interest on such Notes shall cease to accrue. Upon surrender of such Notes for redemption in accordance with said notice, such Notes shall be paid by the Company at the applicable Redemption Price, together with interest accrued to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, registered as such on the relevant Record Dates according to their terms.

            If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in such Note.

            SECTION 406. Notes Redeemed in Part.

            Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, in any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered, except that if a Global Note is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Note, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered.

            SECTION 407. Optional Redemption.

            (a) The Company has the option to redeem the Notes, in whole or in part, at the Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest and Additional Interest, if any, on the Notes to be redeemed to the Redemption Date.

            (b) Any redemption pursuant to this Section 407 shall be made pursuant to the provisions of Section 401 through 406 hereof.

            SECTION 408. Mandatory Redemption.

            The Company shall not be required to make mandatory redemption payments with respect to the Notes.

                                  ARTICLE FIVE

                                    REMEDIES

            SECTION 501. Events of Default.

            Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term "Event of Default," wherever used herein with respect to the Notes, shall mean any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any installment of interest or Additional Interest, if any, on the Notes when such payment becomes due and payable, and the continuance of such Default for a period of 30 days; or

            (b) default in the payment of the principal of (or premium, if any, on) the Notes at Maturity, upon redemption, declaration, acceleration or otherwise; or

            (c) default in the performance, or breach, of any covenant or warranty of the Company in Article Ten of this Indenture, and continuance of such Default or breach for a period of 30 days after there has been given a Notice of Default; or

            (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture, including any indenture supplemental hereto, (other than a covenant or warranty, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such Default or breach for a period of 60 days after there has been given a Notice of Default; or

            (e) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company (or the payment of which is Guaranteed by the Company) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, if that default results in the acceleration of such Indebtedness prior to its express maturity, and the principal amount of any such Indebtedness, which has been so accelerated aggregates in excess of $25,000,000 or its foreign currency equivalent, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within 30 days after notice; or

            (f) failure by the Company to pay final judgments aggregating in excess of $25,000,000 which judgements are not paid, discharged or stayed for a period of 60 days; or

            (g) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Bankruptcy Code, or any other Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (h) the commencement by the Company of a voluntary case under the Bankruptcy Code, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

            Notwithstanding anything to the contrary contained herein, the events specified in clauses (c), (d) or (f) above shall not constitute an Event of Default unless there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is an "Notice of Default" hereunder.

            SECTION 502. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default with respect to the Notes (other than an Event of Default specified in Sections 501(g) and 501(h)) occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of (and premium, if any) and accrued and unpaid interest and Additional Interest, if any, on all the Outstanding Notes to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and, upon any such declaration, such principal amount (and premium, if any) and accrued interest shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or the Notes to the contrary.

            If an Event of Default specified in Section 501(g) or 501(h) occurs, all unpaid principal of (and premium, if any) and accrued interest and Additional Interest, if any, on any Outstanding Notes shall ipso facto become due and payable without any declaration or other act on the part of the Trustee or any Holder. Upon payment of such principal amount with respect to all Outstanding Notes (and premium, if any) and interest, any interest payable on overdue payments of principal or interest (to the extent legally permissible) and all other obligations of the Company under this Indenture and all of the Outstanding Notes (including obligations under Section 607), all of the Company's obligations under this Indenture and the Notes shall terminate.

            At any time after a declaration of acceleration with respect to a series of Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Notes of such series then outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if all Events of Default with respect to the Notes, other than the non-payment of the principal of such Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

            No such rescission shall affect any subsequent Default or impair any right consequent thereon.

            SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if an Event of Default specified in
Section 501(a) occurs and continues for a period of 60 days or more or Section 501(b) occurs and continues for a period of five days or more with respect to any Notes, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, and Additional Interest, if any, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

            If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 504. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Bankruptcy Code, relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such series of Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;


and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote respect of the claim of any Holder in any such proceeding.

            SECTION 505. Trustee May Enforce Claims without Possession of the Notes.

            All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of such Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders.

            SECTION 506. Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of any series of Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:


                    FIRST: To the payment of all amounts due the Trustee under
            Section 607;

                    SECOND: To the payment of the amounts then due and unpaid
            for principal (and premium, if any) and interest and Additional Interest, if any, on the Notes in respect of which or for the interest of which such money his been collected, ratably, without preference or priority of any kind or according to the amounts due and payable on such Notes for principal of (or premium, if any) and interest, respectively; and

                    THIRD: The balance, if any, to the Person or Persons
            entitled thereto including, without limitation, the Company.

            SECTION 507. Limitation on Suits.

            No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such Notes;

            (b) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

            SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

            Subject to the provisions of Section 502, and notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 211) interest and Additional Interest, if any, on any Note at the Stated Maturity and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

            SECTION 509. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 510. Rights and Remedies Cumulative.

            Except as otherwise provided in Section 206, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 512. Control by Holders.

            The Holders of a majority in the principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of other Holders; and

            (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 513. Waiver of Past Defaults.

            The Holders of not less than a majority in the principal amount of Outstanding Notes may on behalf of the Holders of all of such Notes waive any past Default hereunder and its consequences, except a Default

            (a) in the payment of the principal of (and premium, if any) or interest on any Note; or

            (b) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

            SECTION 514. Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in the principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Note on or after its Stated Maturity.

            SECTION 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent or that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   THE TRUSTEE

            SECTION 601. Certain Duties and Responsibilities.

            (a) Except during the continuance of an Event of Default,

                    (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.


            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                    (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section 601;

                    (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and


                    (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to any Notes in good faith in accordance with the direction of the Holders of a majority in the principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

            (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            SECTION 602. Notice of Defaults.

            Within 90 days after the occurrence of any Default hereunder with respect to the Notes, the Trustee shall transmit by mail to all Holders of such Notes, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (and premium, if any) or interest and Additional Interest, if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any Default of the character specified in Section 601(c) and 501(d), no notice of such Default to Holders as described therein shall be given until at least 30 and 60 days after the occurrence thereof, respectively.

            SECTION 603. Certain Rights of Trustee.

            Except as otherwise provided in Section 601:

            (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry of investigation;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys reasonably acceptable to the Company and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture; and

            (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

            SECTION 604. Not Responsible for Recitals or Issuance of Notes.

            The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of any Notes. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of any Notes or the proceeds thereof.

            SECTION 605. May Hold Notes.

            The Trustee, any Authenticating Agent, any Paying Agent, the Registrar or any other agent of the company, in its individual or any other capacity, may become the owner or pledgee of Notes, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other agent.

            SECTION 606. Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

            SECTION 607. Compensation and Reimbursement.

            The Company agrees:

            (a) to pay to the Trustee from time to time such compensation, as the Company and the Trustee shall from time to time agree in writing, for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based upon, or measured or determined by, the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a lien prior to the Notes upon all Property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on the Notes.

            If the Trustee incurs expenses or renders services in connection with an Event of Default under Section 501(g) or 501(h), the Trustee's expenses (including reasonable attorneys' fees and expenses) and its compensation for such services, are intended to constitute expenses of administration under applicable Federal or state bankruptcy, insolvency or other similar law.

            The provisions of this Section 607 shall survive the termination of this Indenture.

            SECTION 608. Disqualification; Conflicting Interests.

            If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

            SECTION 609. Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be:

            (a) a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, state, territorial or District of Columbia authority, or

            (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $150,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Affiliate of the Company shall serve as Trustee hereunder. If at any time the Trustee shall cease to be eligible to serve as Trustee hereunder pursuant to the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 610. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company. If any instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of notice of such removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

            (d) If at any time:

                    (i) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of any Note for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

                    (ii) the Trustee shall cease to be eligible under Section 609 hereof and shall fail to resign after written request therefor by the Company or by any such Holder; or

                    (iii) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Bankruptcy Code, or any other applicable Federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation; or

                    (iv) the Trustee shall commence a voluntary case under Bankruptcy Code, or any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (A) the company by a Board Resolution may remove the Trustee with respect to the Notes, or (B) subject to Section 514, any Holder who has been a bona fide Holder of any Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Notes.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of all the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 611, become the successor Trustee and to that extent replace the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner hereinafter provided, any Holder that has been a bona fide Holder of a Note for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such resignation, removal and appointment by first-class mail, postage prepaid, to the Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust office.

            SECTION 611. Acceptance of Appointment by Successor.

            (a) In the event of an appointment hereunder of a successor Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such former Trustee hereunder, subject to its lien, if any, provided for in Section 607.

            (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

            (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and under the Trust Indenture Act.

            SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article and under the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In the event that any Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

            SECTION 613. Preferential Collection of Claims Against Company.

            The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

            SECTION 614. Appointment of Authenticating Agent.

            At any time when any of the Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes and the Trustee shall give written notice of such appointment to all Holders of Notes with respect to which such Authenticating Agent will serve. Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 614, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, it shall resign immediately in the manner and with the effect specified in this Section 614.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Notes with respect to which such Authenticating Agent will serve, in the manner provided for in Section 107. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614.

            If an appointment with respect to any Notes is made pursuant to this
Section 614, such Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

            This is one of the Notes referred to in the within-mentioned Indenture.

            Dated: _______________

            The Bank of New York



            By: _________________
            as Authenticating Agent



            By: _________________
            Authorized Signatory

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

            The Company shall furnish or cause to be furnished to the Trustee:

            (a) not less than ten days prior to any Interest Payment Date on the Notes, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of any Notes for which an Interest Payment Date applies, as of the Record Date immediately preceding such Interest Payment Date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee may be the Registrar for any series of Notes, no such list need be furnished with respect to such Notes.

            SECTION 702. Preservation of Information; Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (b) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under any Notes.

            (c) Each Holder of any Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

            SECTION 703. Reports by the Trustee.

            (a) Within 60 days after May 15 of each year commencing with the year 1999, the Trustee shall transmit by mail to all Holders of Notes, as provided in Subsection (c) of this Section 703, a brief report dated as of such May 15 if and to the extent required under Section 313(a) of the Trust Indenture Act.

            (b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

            (c) A copy of each such report shall, at the time of its transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Notes are then listed, with the Commission and also with the Company. The Company shall promptly notify the Trustee of any stock exchange upon which any Notes are listed and of any delisting thereof. SECTION 704. Reports by the Company.

            The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. The Company and any other obligor on any Notes shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act.

            Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER

            SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

            The Company shall not, directly or indirectly, consolidate with or merge into any other corporation or convey or transfer substantially all of its Property to any Person, unless:

            (a) Either: (1) the Company is the surviving corporation; or (2) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia:

            (b) The Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all of the obligations of the Company under the Notes and the Indenture pursuant to agreements reasonably satisfactory to the Trustee; and

            (c) Immediately after such transaction no Default or Event of Default exist.

            In addition, the Company shall not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. The provisions of this Section 801 shall not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Company and any of its wholly owned Subsidiaries.

            SECTION 802. Successor corporation Substituted.

            Upon any consolidation with or merger by the Company into any other corporation, or any conveyance or transfer of the Property of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter the Company shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

            SECTION 901. Supplemental Indentures without Consent of Holders.

            Without the consent of any of the Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company herein and contained in any Notes; or

            (b) to add to the covenants and agreements of the Company for the protection or benefit of the Holders of the Notes; or

            (c) to add any additional Events of Default; or

            (d) to provide for uncertificated Notes in addition to or in place of certificated Notes; or

            (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

            (f) to secure the Notes; or

            (g) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture; provided such actions shall not adversely affect the interests of the Holders in any material respect; or

            (h) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

            SECTION 902. Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes which are affected by such indenture supplemental hereto (voting as a single class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected:

            (a) reduce the percentage in principal amount of any Outstanding Note, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture, or certain Defaults hereunder and their consequences, provided for in this Indenture; or

            (b) reduce the principal or change the stated maturity of any Note;
or

            (c) reduce the rate of or change the time for payment of interest on any Note; or

            (d) waive a Default or Event of Default in the payment of (and premium, if any) or interest on the Notes (except a recission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration); or

            (e) make any Note payable in money other than that stated in the Notes; or

            (f) make any change in the provisions of the Indenture relating to waiver of past defaults or the rights of holders of Notes to receive payments of (and premium, if any) or interest on the Notes.

            It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 903. Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 904. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 905. Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 906. Reference in Notes to Supplemental Indentures.

            Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for the Outstanding Notes.

                                  ARTICLE TEN

                                    COVENANTS

            SECTION 1001. Payment of Principal, Premium and Interest.

            The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of this Indenture and the Notes. The Company shall pay all Additional Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

            SECTION 1002. Maintenance of Office or Agency.

            The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

            SECTION 1003. Money for Note Payments to Be Held in Trust.

            If the Company, any Subsidiary or any of their respective Affiliates shall at any time act as Paying Agent with respect to any series of Notes, such Paying Agent shall, on or before each due date of the principal of (and premium, if any) or interest or Additional Interest, if any, on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto money sufficient to pay the principal (and premium, if any) or interest or Additional Interest, if any, so becoming due until such money shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents with respect to the Notes, it shall, prior to or on each due date of the principal of (and premium, if any) or interest or Additional Interest, if any, on any of the Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Interest, if any, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

            SECTION 1004. Corporate Existence.

            Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

            SECTION 1005. Maintenance of Property.

            The Company shall cause all Property used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1005 shall prevent the Company from discontinuing the operation or maintenance of any of such Property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

            SECTION 1006. Payment of Taxes and Other Claims.

            The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            SECTION 1007. Limitation on Sale and Leaseback Transactions.

            The Company will not, nor will it permit any Subsidiary to, enter into any Sale and Leaseback Transaction; provided that the Company may enter into a Sale and Leaseback Transaction if

            (a) after giving effect to such Sale and Leaseback Transaction, the aggregate outstanding amount of all Attributable Debt resulting from all Sale and Leaseback Transactions does not exceed the greater of $50.0 million or 15% of Consolidated Tangible Assets, determined in accordance with the Company's most recent published consolidated balance sheet in accordance with GAAP; or

            (b) the Company applies, within twelve months after the sale or transfer, an amount equal to the net proceeds of the assets sold pursuant to the Sale and Leaseback Transaction to the voluntary covenant defeasance or retirement of Indebtedness (other than Indebtedness that is held by the Company or Indebtedness of the Company that is subordinate in right of payment to the Notes), which amount will not be less than the fair value (in the opinion of an executive officer of the Company) of such assets less an amount equal to the principal amount of such Indebtedness voluntarily defeased or retired by the Company within such twelve-month period.

            Notwithstanding the foregoing, no retirement referred to in clause
(b) above may be effected by the payment at maturity or pursuant to any mandatory sinking fund payment or mandatory payment provision.

            SECTION 1008. Limitation on Liens.

            The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on or with respect to any asset owned or hereafter acquired securing Indebtedness without making effective provision to secure all the Notes then outstanding by such Lien, equally and ratably with or, in the event that such other Indebtedness is subordinated in right of payment to the Notes, prior to any and all other such Indebtedness thereby secured, so long as such other Indebtedness is so secured, except that the foregoing restrictions shall not apply to (i) Permitted Liens, or (ii) other Liens, if after giving effect thereto, the aggregate outstanding amount of all such Indebtedness secured by Liens (other than Permitted Liens) shall not exceed the greater of $50,000,000 or 15% of

Consolidated Tangible Assets determined in accordance with the Company's most recent published consolidated balance sheet prepared in accordance with GAAP.

            SECTION 1009. Limitation on Stock Redemptions and Stock Repurchases.

            The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, make any payments to redeem or repurchase any of the Company's or a Subsidiary's Capital Stock (a "Redemption Payment"), if at the time the Company or the Subsidiary makes such Redemption Payment:

            (a) a Default shall have occurred and be continuing (or would result from such Redemption Payment); and

            (b) the aggregate amount of such Redemption Payment and all other Redemption Payments since the date of the Indenture would exceed the sum of (i) $75.0 million, plus (ii) 50% of the Company's Consolidated Net Income from November 16, 1998 through the date of determination, plus (iii) any proceeds from the sale or issuance of shares of the Company's Capital Stock or securities convertible into shares of the Company's Capital Stock (other than an issuance or sale to a Subsidiary) and, without duplication, proceeds received upon the exercise of options, warrants and other rights to acquire shares of the Company's Capital Stock.

            Notwithstanding anything to the contrary contained in this Section 1009, the Company and its Subsidiaries may (i) make any Redemption Payment if, pro forma for such Redemption Payment, the Funded Debt to EBITDA Ratio would have been equal to or less than 1.0; (ii) repurchase or otherwise acquire shares of, or options or warrants to purchase shares of, the Company's Capital Stock or any Subsidiary's Capital Stock from employees, former employees, directors or former directors of the Company or any Subsidiary (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) or other arrangements approved by the Board of Directors or the board of directors of any Subsidiary under which such individuals purchase or sell or are granted the option to purchase or sell shares of Capital Stock; provided, however, that the aggregate amount of such repurchases and other acquisitions described in this clause (ii) shall not exceed $5,000,000 in any calendar year; provided further, however, that such repurchases and other acquisitions described in this clause (ii) shall be excluded in the calculation of the amount of Redemption Payments; (iii) repurchase or otherwise acquire shares of the Company's Capital Stock solely in exchange for other shares of the Company's Capital Stock; provided, however, that such issuance of shares of the Company's Capital Stock shall not be included in the calculation of proceeds from the issuance of shares of the Company's Capital Stock in clause (b)(iii) above; provided further, however, that such repurchases and other acquisitions described in this clause (iii) shall be excluded in the calculation of the amount of Redemption Payments; or (iv) repurchase or otherwise acquire solely of odd lots of the Company's Capital Stock.

            SECTION 1010. Certificate as to Default.

            The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (which on the date hereof is December 31) ending after the date hereof, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not, to the best knowledge of such officer, the Company has complied with all conditions and covenants under this Indenture, and, if the Company shall be in Default, specifying all such Defaults and the nature thereof of which such officer may have knowledge.

            For the purposes of this Section 1010, compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

            The Company shall deliver written notice to the Trustee five days after any officer of the Company has knowledge of the occurrence of any event which with the giving of notice or the lapse of time or both would become an Event of Default under subsection (e) of Section 501.

                                 ARTICLE ELEVEN

                       DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 1101. Option to Effect Defeasance or Covenant Defeasance.

            The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 1102 or 1103 hereof be applied to all Outstanding Notes upon compliance with the conditions set forth below in this Article Eleven.

            SECTION 1102. Defeasance and Discharge.

            Upon the Company's exercise under Section 1101 hereof of the option applicable to this Section 1102, the Company shall, subject to the satisfaction of the conditions set forth in Section 1104 hereof, be deemed to have been discharged from its obligations with respect to all Outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be Outstanding only for the purposes of Section 1105 hereof and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Notes to receive, solely from the trust fund described in
Section 1104 hereof, and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any,) and interest on such Notes when such payments are due, (ii) the Company's obligations with respect to such Notes under Article Two and Section 1002 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith, and (iv) this Article Eleven.

            SECTION 1103. Covenant Defeasance.

            Upon the Company's exercise under Section 1101 hereof of the option applicable to this Section 1103, the Company shall, subject to the satisfaction of the conditions set forth in

Section 1104 hereof, be released from their respective obligations under the covenants contained in Sections 1003, 1007, 1008 and 1009 hereof with respect to the Outstanding Notes on and after the date the conditions set forth in Section 1104 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not Outstanding for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder (it being understood that such Notes shall not be deemed Outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 1101 hereof of the option applicable to this Section 1103, subject to the satisfaction of the conditions set forth in Section 1104 hereof, Sections 501(c), (d) and (f) hereof shall not constitute Events of Default.

            SECTION 1104. Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to the application of either
Section 1102 or 1103 hereof to the outstanding Notes:

            In order to exercise either defeasance or covenant defeasance:

            (a) the Company shall irrevocably deposit or cause to be deposited with the Trustee, in trust, for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (i) money in an amount (in such currency in which such Notes are then specified as payable at Stated Maturity), or (ii) non-callable U.S. Government Obligations applicable to such Notes which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest on such Notes, money in an amount or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants to pay and discharge the principal of (and premium, if any) and interest and Additional Interest, if any, on the outstanding Notes on the Stated Maturity (or any Redemption Date selected by the Company, if applicable) of such principal (and premium, if any) or installment or interest; provided, however, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to such Notes. Before such a deposit, the Company may give to the Trustee, in accordance with the redemption provisions in the Indenture, a notice of its election to redeem all or any portion of such outstanding Notes at a future date in accordance with the terms of the Notes and the redemption provisions of the Indenture, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing;

            (b) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

            (c) in the case of a Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

            (d) such Legal Defeasance or Covenant Defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to this Indenture; and

            (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent under this Indenture to either Legal Defeasance or Covenant Defeasance, as the case may be, have been satisfied.

            SECTION 1105. Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.

            Subject to Section 1106 hereof, all money and non-callable U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1104 hereof in respect of the Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Interest, if any, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section 1104 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

            Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable U.S. Government Obligations held by it as provided in Section 1104 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 1104(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

            SECTION 1106. Repayment to Company.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any

Note and remaining unclaimed for two years after such principal (and premium, if any) or interest or Additional Interest, if any, has become due and payable shall be paid to the Company on its request or (if then held by the Company shall be discharged from such trust) and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            SECTION 1107. Reinstatement.

            If the Trustee or Paying Agent is unable to apply any money or non-callable U.S. Government Obligations in accordance with Section 1102 or 1103 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 1102 or 1103 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1102 or 1103 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of (and premium, if any) or interest or Additional Interest, if any, on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                 ARTICLE TWELVE

                IMMUNITY OF SHAREHOLDERS, OFFICERS AND DIRECTORS

            SECTION 1201. Exemption from Individual Liability.

            No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, that no such liability whatever shall attach to, or is or shall be incurred by, the shareholders, officer or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the Indebtedness hereby authorized or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom, and that any and all such liability, either at common law or in equity or by constitution or statute is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                    VALASSIS COMMUNICATIONS, INC.


                                    By:   /s/ Barry P. Hoffman
                                       ----------------------------------------
                                    Name:     Barry P. Hoffman, Esq.
                                    Title:    Secretary


                                    THE BANK OF NEW YORK


                                    By:   /s/ T.C. Knight
                                       ----------------------------------------
                                    Name:     Thomas C. Knight
                                    Title:    Assistant Vice President

STATE OF MICHIGAN   )
COUNTY OF WAYNE     )     SS.:

            On the 11th day of January, 1999, before me personally came Barry P. Hoffman to me known, who, being by me duly sworn, did depose and say that he is Secretary of Valassis Communications , Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                       /s/  Judi L. Czyzewski
                                      ----------------------------------------
                                      Notary Public
                                             Judi L. Czyzewski
                                             Notary Public, Wayne County, MI
                                             My Commission Expires Oct. 14, 2002
State of Michigan

                                      My commission expires 10/14/02





STATE OF NEW YORK   )
COUNTY OF NEW YORK  )     SS.:

            On the 12th day of January, 1999, before me personally came Thomas
C. Knight to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice Pres. of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation, and that he signed his name thereto by like authority.


                                       /s/ Sara R. Bucholtz
                                      ----------------------------------------
                                      Notary Public
                                             Sara R. Bucholtz
                                             Notary Public, State of New York
                                             No. 02BU6006200
                                             Qualified in New York County
                                             Commission Expires April 27, 2000
State of New York

                                      My commission expires 4/27/2000

[Seal]

                                                                       EXHIBIT A
                                                                  [Face of Note]

================================================================================

                                                       CUSIP NO. _______________



                          6 5/8% Senior Notes due 2009


No. ___                                                            $____________


                          VALASSIS COMMUNICATIONS, INC.

promises to pay to _____________________________________________________________

or registered assigns, the principal sum of ____________________________________

Dollars on_________ __, 2009.

Interest Payment Dates:  _________ __ and _________ __

Record Dates: _________ __ and _________ __


                                                   VALASSIS COMMUNICATIONS, INC.



                                                   By:__________________________
                                                       Name:
                                                       Title:



This is one of the [Global] Notes referred to in the within-mentioned Indenture:


Dated: _______________, ____


THE BANK OF NEW YORK
  as Trustee



By: __________________________________
     Authorized Signatory

================================================================================


                                 [Back of Note]
                          6 5/8% Senior Notes due 2009


            [Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER: REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")), AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. INTEREST. Valassis Communications, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 8 5/8% per annum from January 15, 1999 until maturity and shall pay the Additional Interest payable pursuant to Section 6 of the Registration Rights Agreement referred to below. The Company will pay interest and Additional Interest semi-annually in arrears on January 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be July 15, 1999. The Company shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Additional Interest to the Persons who are registered Holders of Notes at the close of business on January 1 or July 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 211 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Additional Interest, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Additional Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Additional Interest, if any, on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            4. INDENTURE. The Company issued the Notes under an Indenture dated as of January 12, 1999 (the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The

Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the indenture shall govern and be controlling. The Notes issuable under this Indenture are obligations of the Company limited to $350,000,000 in aggregate principal amount, $[___________] of which is represented by this Note.

            5. OPTIONAL REDEMPTION. The Company has the option to redeem the Notes, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments on the Notes to be redeemed discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to the date of redemption.

            6. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption payments with respect to the Notes.

            7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

            8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

            9. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            10. SUPPLEMENTAL INDENTURES. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

            11. DEFAULTS AND REMEDIES. Events of Default include: (i) default in the payment of any installment of interest or Additional Interest, if any, on the Notes when such payment becomes due and payable, and the continuance of such Default for a period of 30 days; or (ii) default in the payment of the principal of (or premium, if any, on) the Notes at Maturity, upon call, redemption, declaration, acceleration or otherwise; or (iii) default in the performance, or breach, of any covenant or warranty of the Company in Article Ten of the Indenture, and continuance of such Default or breach for a period of 30 days after there has been given a Notice of Default; or (iv) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, including any indenture supplemental hereto (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in Section 501 of the Indenture specifically dealt with), and continuance of such Default or breach for a period of 60 days after there has been given a Notice of Default; or (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company (or the payment of which is Guaranteed by the Company) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, if that default results in the acceleration of such Indebtedness prior to its express maturity, and, the principal amount of all such Indebtedness which has been so accelerated aggregates in excess of $25,000,000 or its foreign currency equivalent, without such Indebtedness having been discharged or such acceleration having been rescinded or annulled within 30 days after notice; or (vi) failure by the Company to pay final judgements aggregating in excess of $25,000,000 which judgements are not paid, discharged or stayed for a period of 60 days; or (vii) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Bankruptcy Code, or any other Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or (viii) the commencement by the Company of a voluntary case under the Bankruptcy Code, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

            Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

            12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            14. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            16. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of January 12, 1999 among the Company and the parties named on the signature pages thereof.

            17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            18. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Valassis Communications, Inc.
19975 Victor Parkway
Livonia, Michigan 48152

                                 ASSIGNMENT FORM


                  To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: ________________________________
                                               (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
              (Print or type assignee's name, address and zip code)


and irrevocably appoint _____________________________________________________ to
transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________________

                                   Your Signature: _____________________________
                                                   (Sign exactly as your name
                                                    appears on the face of this
                                                    Note)


Signature Guarantee*:  _________________________


* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

            The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                    Principal Amount
                         Amount of                Amount of       at maturity of this
                        decrease in              increase in          Global Note            Signature of
                     Principal Amount          Principal Amount      following such       authorized officer
                    at maturity of this      at maturity of this        decrease          of Trustee or Note
Date of Exchange        Global Note              Global Note         (or increase)             Custodian
----------------        -----------              -----------         -------------             ---------



                                                                       EXHIBIT B
                         FORM OF CERTIFICATE OF TRANSFER

Valassis Communications, Inc.
19975 Victor Parkway
Livonia, Michigan 48150


[Registrar address block]


            Re: _____% Senior Notes due 2009

            Reference is hereby made to the Indenture, dated as of January __, 1999 (the "Indenture"), between Valassis Communications, Inc., as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            ___________________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to ____________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

            1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

            2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

            3. [   ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A
BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

               (a) [   ] such Transfer is being effected pursuant to
      and in accordance with Rule 144 under the Securities Act;

                                       or

               (b) [   ] such Transfer is being effected to the Company or a
      subsidiary thereof;

                                       or

               (c) [   ] such Transfer is being effected pursuant to an
       effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

               (d) [   ] such Transfer is being effected to an Institutional
       Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted

Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

                  4.  [   ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A
BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

                    (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                    (b) [   ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i)
       The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                    (c) [   ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION.
       (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                          _______________________________
                                               [Insert Name of Transferor]


                                          By: ___________________________
                                              Name:
                                              Title:


Dated: _________________________

                       ANNEX A TO CERTIFICATE OF TRANSFER


         1. The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

                 (a) [  ] a beneficial interest in the:

                     (i) [  ] 144A Global Note (CUSIP ___________), or

                     (ii) [  ] Regulation S Global Note (CUSIP ___________), or

                     (iii) [  ] IAI Global Note (CUSIP ___________); or

                 (b) [ ] a Restricted Definitive Note.

         2. After the Transfer the Transferee will hold:

                                  [CHECK ONE]

                 (a) [  ] a beneficial interest in the:

                     (i) [  ] 144A Global Note (CUSIP ___________), or

                     (ii) [  ] Regulation S Global Note (CUSIP ___________), or

                     (iii) [  ] IAI Global Note (CUSIP ___________); or

                     (iv) [  ] Unrestricted Global Note (CUSIP ___________); or

                 (b) [ ] a Restricted Definitive Note.

                 (c) [  ]  an Unrestricted Definitive Note,

                 in accordance with the terms of the Indenture.

                                                                       EXHIBIT C


                         FORM OF CERTIFICATE OF EXCHANGE

Valassis Communications, Inc.
19975 Victor Parkway
Livonia, Michigan 48150


[Registrar address block]


            Re: ___% Senior Notes due 2009

                                  (CUSIP ____________)

            Reference is hereby made to the Indenture, dated as of January __, 1999 (the "Indenture"), between Valassis Communications, Inc., as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            __________________________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

            1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

                         (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and
       (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                           (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN

       A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act,
       (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                           (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED
       DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                           (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED
       DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

                           (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                           (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED
       DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] |_|"144A Global Note," |_|"Regulation S Global Note," |_|"IAI Global Note" with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                           ________________________________
                                [Insert Name of Transferor]


                           By: ___________________________
                               Name:
                               Title:


Dated: _________________________

                                                                       EXHIBIT D


                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Valassis Communications, Inc.
19975 Victor Parkway
Livonia, Michigan 48150


[Registrar address block]


            Re: 6 5/8% Senior Notes due 2009

                                (CUSIP ____________)

            Reference is hereby made to the Indenture, dated as of January __, 1999 (the "Indenture"), between Valassis Communications, Inc., as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            In connection with our proposed purchase of $____________ aggregate principal amount of:

                     (a) [  ] a beneficial interest in a Global Note, or

                     (b) [  ] a Definitive Note,

            we confirm that:

            1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

            2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the

Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

            3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

            4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                   _____________________________________
                                    [Insert Name of Accredited Investor]


                                   By: _________________________________
                                       Name:
                                       Title:


Dated: _________________________


                                      D-2